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                               AMENDMENT NO. 2 TO
                                   SCHEDULE A
                           TO DELAWARE GROUP OF FUNDS*
                            FUND ACCOUNTING AGREEMENT



Delaware Group Adviser Funds, Inc.
                  Corporate Income Fund
                  Enterprise Fund
                  Federal Bond Fund
                  New Pacific Fund
                  U.S. Growth Fund
                  World Growth Fund


Delaware Group Cash Reserve, Inc.


Delaware Group Decatur Fund, Inc.
                  Decatur Income Fund
                  Decatur Total Return Fund


Delaware Group Delaware Fund, Inc.
                  Delaware Fund
                  Devon Fund


Delaware Group Equity Funds IV, Inc.
                  Capital Appreciation Fund (New)
                  DelCap Fund


Delaware Group Equity Funds V, Inc.
                  Retirement Income Fund (New)
                  Value Fund


         *Except as otherwise noted, all Portfolios included on this Schedule A are Existing Portfolios for purposes of the compensation described on Schedule B to that Fund Accounting Agreement between Delaware Service Company, Inc. and the Delaware Group of Funds dated as of August 19, 1996 ("Agreement"). All portfolios added to this Schedule A by amendment executed by a Company on behalf of such Portfolio hereof shall be a New Portfolio for purposes of Schedule B to the Agreement.

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Delaware Group Global & International Funds, Inc.
                  Emerging Markets Fund (New)
                  Global Assets Fund
                  Global Bond Fund
                  International Equity Fund


Delaware Group Government Fund, Inc.


Delaware Group Income Funds, Inc.
                  Delchester Fund
                  Strategic Income Fund (New)


Delaware Group Limited-Term Government Funds, Inc.
                  Limited-Term Government Fund
                  U.S. Government Money Fund


Delaware Group Premium Fund, Inc.
                  Capital Reserves Series
                  Emerging Growth Series
                  Equity/Income Series
                  Global Bond Series (New)
                  Growth Series
                  High Yield Series
                  International Equity Series
                  Money Market Series
                  Multiple Strategy Series
                  Value Series


Delaware Group Tax-Free Fund, Inc.
                  Tax-Free Insured Fund
                  Tax-Free USA Fund
                  Tax-Free USA Intermediate Fund


Delaware Group Tax-Free Money Fund, Inc.


Delaware Group Trend Fund, Inc.



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Delaware Pooled Trust, Inc.
                  The Aggressive Growth Portfolio
                  The Defensive Equity Portfolio
                  The Defensive Equity Small/Mid-Cap Portfolio (New) The Fixed Income Portfolio
                  The Global Fixed Income Portfolio
                  The High-Yield Bond Portfolio (New)
                  The International Equity Portfolio
                  The International Fixed Income Portfolio (New)
                  The Labor Select International Equity Portfolio
                  The Limited-Term aturity Portfolio (New)
                  The Real Estate Investment Trust Portfolio


DMC Tax-Free Income Trust - Pennsylvania






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Dated as of: November 29, 1996



DELAWARE SERVICE COMPANY, INC.


By:  /s/ David K. Downes
     ------------------------------------
         David K. Downes
         Senior Vice President/
         Chief Administrative Officer/
         Chief Financial Officer


                       DELAWARE GROUP ADVISER FUNDS, INC.
                       DELAWARE GROUP CASH RESERVE, INC.
                       DELAWARE GROUP DECATUR FUND, INC.
                       DELAWARE GROUP DELAWARE FUND, INC.
                       DELAWARE GROUP EQUITY FUNDS IV, INC.
                       DELAWARE GROUP EQUITY FUNDS V, INC.
                       DELAWARE GROUP GLOBAL & INTERNATIONAL
                        FUNDS, INC.
                       DELAWARE GROUP GOVERNMENT FUND, INC.
                       DELAWARE GROUP INCOME FUNDS, INC.
                       DELAWARE GROUP LIMITED-TERM GOVERNMENT
                         FUNDS, INC.
                       DELAWARE GROUP PREMIUM FUND, INC.
                       DELAWARE GROUP TAX-FREE FUND, INC.
                       DELAWARE GROUP TAX-FREE MONEY FUND, INC.
                       DELAWARE GROUP TREND FUND, INC.
                       DMC TAX-FREE INCOME TRUST-PENNSYLVANIA


                                By: /s/ Wayne A. Stork
                                    --------------------------------
                                         Wayne A. Stork
                                         Chairman, President and
                                         Chief Executive Officer


                                DELAWARE POOLED TRUST, INC.


                                By:   /s/ Wayne A. Stork
                                    --------------------------------
                                         Wayne A. Stork
                                         Chairman

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